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Exhibit 99.1

        CERTIFICATION OF PRINCIPAL EXECUTIVE AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith Dressel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Meelick Acquisition Corporation on Form 10-QSB/A for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Meelick Acquisition Corporation.

By:   /s/ Keith Dressel
      --------------------------------------
      Keith Dressel, Chief Executive Officer

I, Keith Dressel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Meelick Acquisition Corporation on Form 10-QSB/A for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Meelick Acquisition Corporation.

By:   /s/ Keith Dressel
      --------------------------------------
      Keith Dressel, Chief Financial Officer